Exhibit 10.1

SECOND AMENDMENT TO OMNIBUS AGREEMENT

This SECOND AMENDMENT TO OMNIBUS AGREEMENT (this “Amendment”), dated as of January 30, 2019, by and among LANDMARK DIVIDEND LLC, a Delaware limited liability company (“Landmark”), LANDMARK INFRASTRUCTURE PARTNERS LP, a Delaware limited partnership (the “Partnership”), and LANDMARK INFRASTRUCTURE PARTNERS GP LLC, a Delaware limited liability company and the general partner of the Partnership (the “General Partner” and collectively, the “Parties”), to the Omnibus Agreement, dated as of November 19, 2014, as amended by that certain First Amendment to Omnibus Agreement, dated as of August 1, 2016, (the “Omnibus Agreement”), by and among Landmark, the Partnership, the General Partner and the other parties thereto.

R E C I T A L S

WHEREAS, the Omnibus Agreement currently provides that the Partnership Group shall reimburse the Landmark Entities for all costs and expenses allocated to the Partnership Group in accordance with the provisions therein, subject to the G&A Limit during the Limit Period;

WHEREAS, the Parties wish to extend the Limit Period by an additional two years;

WHEREAS, LMRK ISSUER CO. LLC, a Delaware limited liability company (the “2016 Securitization Issuer”), LD ACQUISITION COMPANY 8 LLC, a Delaware limited liability company (“LDAC 8”), LD ACQUISITION COMPANY 9 LLC, a Delaware limited liability company (“LDAC 9”), LD ACQUISITION COMPANY 10 LLC, a Delaware limited liability company (together with LDAC 8 and LDAC 9, the “2016 Original Securitization Subsidiaries” and, together with any other Asset Entity (as defined in the 2016 Indenture) that becomes party thereto, the “2016 Securitization Subsidiaries” and, together with the 2016 Securitization Issuer, the “2016 Securitization Obligors”) and Deutsche Bank Trust Company Americas, as indenture trustee (the “2016 Indenture Trustee”), entered into that certain Indenture, dated as of June 16, 2016 (as amended, supplemented or otherwise modified, the “2016 Indenture”);

WHEREAS, LMRK GUARANTOR CO. LLC, a Delaware limited liability company (the “2016 Securitization Guarantor”), entered into that certain Guarantee and Security Agreement, dated as of June 16, 2016 (as amended, supplemented or otherwise modified, the “2016 Security Agreement”), pursuant to which the 2016 Securitization Guarantor guarantees certain payment obligations under the 2016 Indenture and the other Transaction Documents (as defined in the 2016 Indenture) and pledges its equity interest in the 2016 Securitization Issuer as security for those payments;

WHEREAS, the General Partner has entered into that certain Management Agreement, dated as of June 16, 2016 (as amended, supplemented or otherwise modified, the “2016 Securitization Management Agreement”), by and among the General Partner, as manager, the 2016 Original Securitization Subsidiaries and the 2016 Securitization Issuer to evidence their understanding, as more fully set forth therein, with respect to which the General Partner (or its delegates or assigns) will perform, on behalf of the 2016 Securitization Obligors, those functions reasonably necessary to maintain, manage and administer certain assets owned by such 2016 Securitization Obligors;

WHEREAS, LMRK ISSUER CO. 2 LLC, a Delaware limited liability company (the “2017 Securitization Issuer”), LMRK Propco LLC, a Delaware limited liability company (“Propco”), LD Tall Wall III LLC, a Delaware limited liability company (together with Propco, the “2017 Original Securitization Subsidiaries” and, together with any other Asset Entity (as defined in the 2017 Indenture) that becomes party thereto, the “2017 Securitization Subsidiaries” and, together with the 2017 Securitization Issuer, the “2017 Securitization Obligors”) and Wilmington Trust, National Association, as indenture trustee (“Wilmington”), entered into that certain Indenture, dated as of November 30, 2017 (as amended, supplemented or otherwise modified, the “2017 Indenture”);

WHEREAS, LMRK GUARANTOR CO. 2 LLC, a Delaware limited liability company (the “2017 Securitization Guarantor”), entered into that certain Guarantee and Security Agreement, dated as of November 30, 2017 (as amended, supplemented or otherwise modified, the “2017 Security Agreement”), pursuant to which the 2017 Securitization Guarantor guarantees certain payment obligations under the 2017 Indenture and the other Transaction Documents (as defined in the 2017 Indenture) and pledges its equity interest in the 2017 Securitization Issuer as security for those payments;

WHEREAS, the General Partner has entered into that certain Management Agreement, dated as of November 30, 2017 (as amended, supplemented or otherwise modified, the “2017 Securitization Management Agreement”), by and among the General Partner, as manager, the 2017 Securitization Issuer and the 2017 Original Securitization Subsidiaries to evidence their understanding, as more fully set forth therein, with respect to which the General Partner (or its delegates or assigns) will perform, on behalf of the 2017 Securitization Obligors, those functions reasonably necessary to maintain, manage and administer certain assets owned by such 2017 Securitization Obligors;

WHEREAS, LMRK ISSUER CO III LLC, a Delaware limited liability company (the “2018 Securitization Issuer”), LMRK PropCo 3 LLC, a Delaware limited liability company (the “2018 Original Securitization Subsidiary” and, together with any other Asset Entity (as defined in the 2018 Indenture) that becomes party thereto, the “2018 Securitization Subsidiaries” and, together with the 2018 Securitization Issuer, the “2018 Securitization Obligors”) and Wilmington, as indenture trustee, entered into that certain Indenture, dated as of June 6, 2018 (as amended, supplemented or otherwise modified, the “2018 Indenture”);

WHEREAS, LMRK GUARANTOR CO III LLC, a Delaware limited liability company (the “2018 Securitization Guarantor”), entered into that certain Guarantee and Security Agreement, dated as of June 6, 2018 (as amended, supplemented or otherwise modified, the “2018 Security Agreement”), pursuant to which the 2018 Securitization Guarantor guarantees certain payment obligations under the 2018 Indenture and the other Transaction Documents (as defined in the 2018 Indenture) and pledges its equity interest in the 2018 Securitization Issuer as security for those payments;

WHEREAS, the General Partner has entered into that certain Management Agreement, dated as of June 6, 2018 (as amended, supplemented or otherwise modified, the “2018 Securitization Management Agreement”), by and among the General Partner, as manager, the 2018 Securitization Issuer and the 2018 Original Securitization Subsidiary to evidence their understanding, as more fully set forth therein, with respect to which the General Partner (or its delegates or assigns) will perform, on behalf of the 2018 Securitization Obligors, those functions reasonably necessary to maintain, manage and administer certain assets owned by such 2018 Securitization Obligors; and

WHEREAS, the Parties desire to amend the Omnibus Agreement to (i) give effect to the Securitization Transactions (as defined herein) and (ii) to extend the Limit Period.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

A G R E E M E N T S

SECTION 1.    Defined Terms. Capitalized terms used and not otherwise defined herein (including the preamble and recitals hereto) shall have the meanings specified in the Omnibus Agreement, as amended hereby.

SECTION 2.    Amendments.

(a)        Section 1.01 is hereby amended by deleting clauses (d), (w), (z) and (jj) in their entirety and replacing such clauses with the following in their proper alphabetical order:

“(w) “Landmark Entities” means Landmark and any Person Controlled, directly or indirectly, by Landmark other than (i) the General Partner, (ii) a Partnership Group Member or (iii) any of the Securitization Parties; and “Landmark Entity” means any of the Landmark Entities.”

“(z) “Limit Period” means the period commencing on the Effective Date and ending on the earlier of: (i) the date on which the Partnership Group’s consolidated revenue for the immediately preceding four consecutive fiscal quarters (in the aggregate) exceeds $120,000,000 and (ii) the seventh anniversary of the Effective Date.”

“(jj) “Partnership Group” means the Partnership and any of its Subsidiaries, treated as a single consolidated entity, and for Section 3.01(a), Section 3.01(b), Section 3.02, Section 3.03, Section 3.05, Section 3.06, Article VI, Article VII and Article IX, including the Securitization Parties, but for all other sections of the Omnibus Agreement, excluding the Securitization Parties.”

(b)        Section 1.01 is hereby amended by adding the following definitions of “OpCo Subsidiary,” “Partnership Agreement,” “Securitization Assets,” “Securitization Management Agreements,” “Securitization Parties” and “Securitization Transaction” in their proper alphabetic order:

“(gg) “OpCo Subsidiary” means any current or future Subsidiary of Landmark Infrastructure Operating Company LLC, a Delaware limited liability company and wholly-owned Subsidiary of the Partnership.”

“(hh) “Partnership Agreement” means the Fourth Amended and Restated Agreement of Limited Partnership of the Partnership, dated as of April 2, 2018, as may be amended, supplemented or restated from time to time.”

“(aaa) “Securitization Assets” means all easements, lease assignments, fee simple properties, receivables agreements and other assets, or portions thereof, owned by any OpCo Subsidiary and used to secure notes issued pursuant to a Securitization Transaction.”

“(bbb) “Securitization Management Agreements” means, collectively,(i) that certain Management Agreement, dated as of June 16, 2016, by and among the General Partner, LMRK Issuer Co. LLC, a Delaware limited liability company, LD Acquisition Company 8 LLC, a Delaware limited liability company, LD Acquisition Company 9 LLC, a Delaware limited liability company, and LD Acquisition Company 10 LLC, a Delaware limited liability company, (ii) that certain Management Agreement, dated as of November 30, 2017, by and among the General Partner, LMRK Issuer Co. 2 LLC, a Delaware limited liability company, LMRK PropCo LLC, a Delaware limited liability company, and LD Tall Wall III LLC, a Delaware limited liability company, (iii) that certain Management Agreement, dated as of June 6, 2018, by and among the General Partner, LMRK Issuer Co III LLC, a Delaware limited liability company, and LMRK PropCo 3 LLC, a Delaware limited liability company, and (iv) any management agreement by and among the General Partner and any OpCo Subsidiary entered into in connection with a Securitization Transaction.”

“(ccc) “Securitization Parties” means, collectively, (i) LMRK Guarantor Co. LLC, a Delaware limited liability company, LMRK Issuer Co. LLC, a Delaware limited liability company, LD Acquisition Company 8 LLC, a Delaware limited liability company, LD Acquisition Company 9 LLC, a Delaware limited liability company, LD Acquisition Company 10 LLC, a Delaware limited liability company, and any additional entity that becomes a party to that certain Indenture, dated as of June 16, 2016, as an Asset Entity pursuant to the terms thereof, (ii) LMRK Guarantor Co. 2 LLC, a Delaware limited liability company, LMRK Issuer Co. 2 LLC, a Delaware limited liability company, LMRK PropCo LLC, a Delaware limited liability company, LD Tall Wall III LLC, a Delaware limited liability company, and any additional entity that becomes a party to that certain Indenture, dated as of November 30, 2017, as an Asset Entity pursuant to the terms thereof, (iii) LMRK Guarantor Co III LLC, a Delaware limited liability company, LMRK Issuer Co III LLC, a Delaware limited liability company, LMRK PropCo 3 LLC, a Delaware limited liability company, and any additional entity that becomes a party to that certain Indenture, dated as of June 6, 2018, as an Asset Entity pursuant to the terms thereof, and (iv) any of other OpCo Subsidiary that enters into a Securitization Transaction.”

“(ddd) “Securitization Transaction” means any transaction pursuant to which an OpCo Subsidiary issues notes pursuant to an indenture whereby the notes are secured and payable solely from the assets of such OpCo Subsidiary and cash flow generated by a portfolio of real property interests leased to companies in certain industries.”

(c)        Section 3.04 is hereby amended by replacing Section 3.04 in its entirety with the following:

“Section 3.04 Additional Indemnification by the Partnership Group. In addition to and not in limitation of the indemnification provided under Section 3.01(c) (but subject to the provisions of this Section 3.04), the Partnership Group shall indemnify, defend, and hold harmless the Landmark Entities from and against any Losses suffered or incurred by the Landmark Entities, or any of them, by reason of or arising out of events and conditions associated with the ownership or operation of the Assets and occurring after the Effective Date (other than Covered Environmental Losses which are provided for under Section 3.01(c)), unless such indemnification would not be permitted under the Partnership Agreement by reason of one of the provisos contained in Section 7.7(a) of the Partnership Agreement.”

(d)        Section 4.01 is hereby amended by replacing Section 4.01(d) in its entirety with the following and adding the following Section 4.01(g):

“(d) Notwithstanding Section 4.01(c), until the expiration of the Limit Period, the maximum amount for which the Partnership will be obligated to reimburse the Landmark Entities pursuant to Sections 4.01(a), (b) and (c) for the provision of Services during any particular calendar quarter shall not exceed the 3% of the Partnership Group’s consolidated revenue during the current calendar quarter (the “G&A Limit”); provided, however that the Services set forth on Schedule III attached hereto shall not be subject to the G&A Limit and reimbursement of such services shall not reduce the G&A Limit. The G&A Limit shall be reduced by any costs incurred directly by the Partnership Group during the applicable period for Services set forth on Schedule II.”

“(g) Notwithstanding anything to the contrary, for as long as the General Partner is a party to, and receives fees, expenses and other amounts under, the Securitization Management Agreements or any other similar arrangement, the Partnership shall be entitled to full reimbursement of all fees, expenses or other amounts paid by any of the Securitization Parties to the General Partner, and such reimbursement shall not be limited by any other provision herein, including the Limit Period or the G&A Limit.”

SECTION 3.    Amendment and Ratification. Except as expressly amended by this Amendment, the Omnibus Agreement shall remain in full force and effect. In the event that any provision of this Amendment conflicts with any provision of the Omnibus Agreement, the terms of this Amendment shall control. No term or provision of this Amendment may be amended, waived or modified unless such amendment, waiver or modification is in writing and signed by each of the parties hereto.

SECTION 4.    Applicable Law. Regardless of the place of contracting, place(s) of performance or otherwise, this Amendment and all amendments, modifications, alterations or supplements hereto, shall be governed and interpreted in accordance with the laws of the State of Delaware without regard to the principles of conflicts of law or any other principle that might apply the law of another jurisdiction.

SECTION 5.    Headings. The headings of this Amendment have been inserted only for convenience to facilitate reference and are not intended to describe, interpret, define or limit the scope, extent or intent of this Amendment or any provision hereof.

SECTION 6.    Counterparts; Multiple Originals. This Amendment may be executed in any number of counterparts, all of which together shall constitute one agreement binding each of the Parties. Each of the Parties may sign any number of copies of this Amendment. Each signed copy shall be deemed to be an original, and all of them together shall represent one and the same agreement.

[Remainder of Page Intentionally Blank; Signature Page Follow]

IN WITNESS WHEREOF, Landmark, the Partnership and the General Partner have signed this Agreement as of the Effective Date.

LANDMARK DIVIDEND LLC

By:	/s/ Josef Bobek
Name: Josef Bobek
Title: Authorized Signatory

LANDMARK INFRASTRUCTURE PARTNERS LP

By:	Landmark Infrastructure Partners GP LLC, its general partner

By:	/s/ George P. Doyle
Name: George P. Doyle
Title: Chief Financial Officer and Treasurer

LANDMARK INFRASTRUCTURE PARTNERS GP LLC

By:	/s/ George P. Doyle
Name: George P. Doyle
Title: Chief Financial Officer and Treasurer

[Signature Page to Second Amendment to Omnibus Agreement]